Employee Benefit Plan	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Employee Benefit Plan
16. Employee Benefit Plan
The Company sponsors a tax deferred retirement plan under the Code to provide retirement benefits for all eligible employees. Participating employees may voluntarily contribute up to limits provided by Internal Revenue Service regulations. The Company made contributions to the plan of $0.4 million and $0.2 million for the years ended December 31, 2021 and 2020, respectively.